Subsequent Events - Q1	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events
15.	Subsequent Event

On April 8, 2016, the Bankruptcy Court entered an order confirming the POR. On April 12, 2016, the POR became effective and the Company emerged from chapter 11.

On the POR Effective Date and in accordance with the POR, the Company filed an amended and restated certificate of incorporation (the “Amended and Restated Certificate of Incorporation”). The Amended and Restated Certificate of Incorporation contains certain amendments to the Company’s certificate of incorporation, including an increase in the number of shares of common stock the Company has authority to issue. Under the Amended and Restated Certificate of Incorporation, the Company has authority to issue up to 600,000,000 shares of common stock.